Exhibit 10.37

AMENDMENT #1 TO CONSULTING AGREEMENT

This AMENDMENT #1 to that certain letter agreement regarding Consulting Services (this “Amendment”) is dated as of October 28, 2016, by and between CB Agent Services, LLC, a Delaware limited liability company (“Colbeck”) and Rimini Street, Inc., a Nevada corporation (the “Company”, and together with Colbeck, the “Parties” and each, a “Party”).

WHEREAS, the Parties wish to amend that certain letter agreement regarding Consultant Services, dated as of June 24, 2016 (the “Consulting Agreement”), by and between the Parties;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties hereby agree as follows:

Section 1.          Definitions.  Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given such terms in the Consulting Agreement.

Section 2.          Amendment to Consulting Agreement.

(a)          Paragraph 3 of the Consulting Agreement is hereby amended and restated in its entirety to read as follows:

“3.          Intentionally Omitted.”

Section 3.          Effectiveness of Amendment.  The Amendment reflected in Section 2 shall be effective upon the execution and delivery of this Amendment by the parties hereto.

Section 4.          Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 5.          GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF NEW YORK.

Section 6.          Effect; Ratification.  Except as expressly set forth herein, the provisions of the Consulting Agreement shall remain unchanged and in full force and effect.  The Parties hereby ratify and reaffirm each and every term, covenant and condition set forth in the Consulting Agreement as of the date hereof.

Section 7.          Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.  Any signatures delivered by a party hereto by facsimile transmission or by electronic transmission shall be deemed an original signature hereto.

Section 8.          Entire Agreement.  THIS AMENDMENT AND THE CONSULTING AGREEMENT CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS DISCUSSIONS, CORRESPONDENCE, AGREEMENTS AND OTHER UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

[Remainder of page intentionally left blank.  Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CB AGENT SERVICES LLC

By:	/s/ Morris Beyda
	Name:	Morris Beyda
	Title:	Partner & COO

RIMINI STREET, INC.

By:	/s/ Seth A. Ravin
	Name:	Seth A. Ravin
	Title:	CEO